CALVERT VARIABLE SERIES, INC.
CALVERT SOCIAL BALANCED PORTFOLIO

Statement of Additional Information dated: May 2, 2005
Date of Supplement: June 15, 2005

The following is added as Nonfundamental Investment Restriction (20) on page 15 of the Statement of Additional Information:

Social Balanced may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that Social Balanced may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.